EXHIBIT 10.45
REAFFIRMATION, JOINDER AND SECOND AMENDMENT TO
MASTER CREDIT FACILITY AGREEMENT
This REAFFIRMATION, JOINDER AND SECOND AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of October 26, 2017 (“Effective Date”), by and among (i) the entities identified as Original Borrower set forth on Schedule I attached hereto (individually and collectively, “Original Borrower”); (ii) the entities identified as Additional Borrower set forth on Schedule II attached hereto (individually and collectively, “Additional Borrower”; together with Original Borrower, “Borrower”); (iii) KEYBANK NATIONAL ASSOCIATION, a national banking association (“Lender”); and (iv) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).
RECITALS
A.    Original Borrower and Lender are parties to that certain Master Credit Facility Agreement dated as of October 31, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Master Agreement”).
B.    All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of October 31, 2016 (the “Assignment”). Fannie Mae has not assumed (i) any of the obligations of Lender to make Future Advances (once an agreement is made for Lender to make a Future Advance) under the Master Agreement or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.
C.    Borrower has requested that Lender make a Future Advance pursuant to the Master Agreement and that the Mortgaged Properties set forth on Schedule III attached hereto (individually and collectively, the “Additional Mortgaged Property”) be added to the Collateral Pool.
D.    Additional Borrower desires to join into the Master Agreement as if it were an Original Borrower thereunder, subject to certain exclusions and exceptions set forth herein.
E.    The parties are executing this Amendment pursuant to the Master Agreement to reflect (i) the making of a Future Advance by Lender in the amount of $84,031,000 pursuant to Section 2.02(c)(2)(B) (Making Advances) of the Master Agreement (the “Future Advance”); (ii) the joinder of Additional Borrower into the Master Agreement and other Loan Documents (excluding the $30,000,000 Variable Note evidencing the Initial Advance and executed and delivered by Original Borrower on the Initial Effective Date and the $28,677,000 Multifamily Note evidencing

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement	1
HTI/KeyBank (Addition of 6)

a Future Advance and executed and delivered by Original Borrower on April 26, 2017 (together, the “Existing Note”)) as if it were an Original Borrower thereunder, (iii) the addition of the Additional Mortgaged Property to the Collateral Pool, and (iv) the modification of certain terms and provisions of the Master Agreement, all as more particularly set forth herein.
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:
Section 1.Recitals. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment.
Section 2.Future Advance. In connection with this Amendment, Lender is making a Future Advance to Borrower in the amount of $84,031,000.
Section 3.Addition of Additional Mortgaged Properties. The Additional Mortgaged Property is hereby added to the Collateral Pool under the Master Agreement.
Section 4.Joinder. Additional Borrower hereby joins the Master Agreement and Loan Documents (excluding the Security Instruments delivered by Original Borrower (as the same may be amended, restated, supplemented, or otherwise modified from time to time)) as if it were an Original Borrower thereunder. Borrower agrees that all references to “Borrower” in the Loan Documents (including, but not limited to, the Master Agreement and the Note, but excluding the Security Instruments delivered by Original Borrower (as the same may be amended, restated, supplemented, or otherwise modified from time to time)) shall be deemed to include Additional Borrower and Original Borrower (except that Additional Borrower is not hereby included in any reference in any Loan Document to the “Borrower” as mortgagor or borrower under the Security Instruments delivered by Original Borrower or any amendments, restatements, supplements or modifications thereof), and all references to “Mortgaged Property” in the Loan Documents (other than the Security Instruments executed by Original Borrower) shall be deemed to include the Additional Mortgaged Property.
Section 5.Reaffirmation and Consent. Original Borrower hereby reaffirms its obligations pursuant to the Master Agreement and consents to the terms hereof.
Section 6.Schedule 1 to the Master Agreement. Schedule 1 to the Master Agreement is hereby amended to add the following definition in appropriate alphabetical order:
“Shell Borrower” means individually and collectively, (i) ARHC KB Borrower 1, LLC, (ii) ARHC KB Borrower 2, LLC, (iii) ARHC KB Borrower 3, LLC, (iv) ARHC KB Borrower 4, LLC, (v) ARHC KB Borrower 5, LLC, (vi) ARHC KB Borrower 6, LLC, (vii) ARHC KB Borrower 7, LLC, (viii) ARHC KB Borrower 8, LLC, (ix) ARHC KB Borrower 9, LLC, (x) ARHC KB Borrower 10, LLC, (xi) ARHC KB Borrower 11, LLC, (xii) ARHC KB Borrower 12, LLC, (xiii) ARHC KB Borrower

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement	2
HTI/KeyBank (Addition of 6)

13, LLC, (xiv) ARHC KB Borrower 14, LLC and (xv) ARHC KB Borrower 15, LLC, each a Delaware limited liability company.
Section 7.Summary of Master Terms. Section I of Schedule 2 to the Master Agreement is hereby deleted in its entirety and replaced with Section I of Schedule 2 attached hereto.
Section 8.Schedule of Advance Terms. The Schedule of Advance Terms to the Master Agreement is hereby supplemented with Schedule 3.3 attached hereto.
Section 9.Prepayment Premium Schedule. The Prepayment Premium Schedule to the Master Agreement is hereby supplemented with Schedule 4.3 attached hereto.
Section 10.Condominium Provisions – Prairie Hills at Cedar Rapids.
(a)    The Additional Mortgaged Property commonly known as Prairie Hills at Cedar Rapids is subject to a condo regime as established by that certain Declaration of Submission of Property to Horizontal Property Regime dated December 29, 2010, as recorded December 30, 2010 in the official records of Linn County, Iowa.
(b)    Section 6.01(d) of the Master Agreement is hereby deleted in its entirety and replaced with the following:
(d)    Property Ownership.
Borrower is the sole owner or ground lessee of the Mortgaged Property. If any Mortgaged Property is a condominium, a legal, valid, and binding declaration establishing such condominium is in full force and effect, and Borrower has good, valid, marketable, and indefeasible title in fee to each and every condominium unit and its appurtenant undivided interest in the applicable common elements related to each condominium unit subject to such declaration and the condominium units and their appurtenant interests created by the declaration in the aggregate comprise the entire integrated structure of which each such unit is a part.
(c)    The Master Agreement is hereby amended by adding Schedule 20 attached hereto.
Section 11.Required Replacement Schedule. Schedule 5 to the Master Agreement is hereby supplemented with Schedule 5.1 attached hereto.
Section 12.Required Repair Schedule. Schedule 6 to the Master Agreement is hereby supplemented with Schedule 6.1 attached hereto.
Section 13.Ownership Interest Schedule. Schedule 13 to the Master Agreement is hereby deleted in its entirety and replaced with Schedule 13 attached hereto.
Section 14.Exceptions to Representations and Warranties. Schedule 16 of the Master Agreement is hereby supplemented with Schedule 16.1 attached hereto.

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Section 15.Exhibit A. Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
Section 16.Section 11.03(h) (Permitted Transfers) of the Master Agreement. A new subsection (2) of Section 11.03(h) (Additional Permitted Transfers) of the Master Agreement is hereby added as follows:
(2)    Acquisition of Multifamily Residential Property by Shell Borrower.
Upon satisfaction of the terms and conditions of Section 2.02(c) (Making Advances) and Section 2.10(c) (Right to Add Additional Mortgaged Properties As Collateral) of the Master Agreement in connection with the making of a Future Advance in connection with the addition of an Additional Mortgaged Property pursuant to Section 2.02(c) (Making Advances) of the Master Agreement, Shell Borrower is permitted to (i) acquire, hold, own, lease, and manage a Multifamily Residential Property (either in fee simple or as tenant under a ground lease meeting all of the Underwriting and Servicing Requirements) so long as such Shell Borrower adds such Mortgaged Property to the Collateral Pool as an Additional Mortgaged Property, and (ii) merge with the entity that owned the Additional Mortgaged Property immediately prior to Shell Borrower (“Prior Owner”), so long as such Prior Owner is a Borrower Affiliate and Shell Borrower is the surviving entity following the completion of the merger.
Section 17.Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement, as amended hereby.
Section 18.Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
Section 19.Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
Section 20.Applicable Law. The provisions of Section 15.01 of the Master Agreement (entitled Choice of Law; Consent to Jurisdiction) and Section 15.02 (Waiver of Jury Trial) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
Section 21.Authorization. Borrower represents and warrants that Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Master Agreement, as amended hereby.
Section 22.Compliance with Loan Documents. The representations and warranties set forth in the Loan Documents executed or assumed by Borrower, as amended hereby, are true and

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HTI/KeyBank (Addition of 6)

correct with the same effect as if such representations and warranties had been made on the date hereof, except for such changes as are specifically permitted under the Loan Documents and except for the exceptions to representations and warranties set forth on Schedule 16.1 attached hereto. In addition, Borrower has complied with and is in compliance with all of its covenants set forth in the Loan Documents, as amended hereby.
Section 23.No Event of Default. Borrower represents and warrants that, as of the date hereof, no Event of Default under the Loan Documents executed or assumed by Borrower, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.
Section 24.Costs. Borrower agrees to pay all fees and costs (including attorneys’ fees) incurred by Fannie Mae and Lender in connection with this Amendment.
Section 25.Continuing Force and Effect of Loan Documents. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Master Agreement and the other Loan Documents are incorporated by reference herein and in all respects shall continue in full force and effect. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Master Agreement and the other Loan Documents executed or assumed by it, including Section 15.01 (Choice of Law; Consent to Jurisdiction), Section 15.02 (Waiver of Jury Trial), Section 15.05 (Counterparts), Section 15.08 (Severability; Entire Agreement; Amendments) and Section 15.09 (Construction) of the Master Agreement.

[Remainder of Page Intentionally Blank]
IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment under seal (where applicable) or have caused this Amendment to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where Applicable Law so provides, the parties hereto intend that this Amendment shall be deemed to be signed and delivered as a sealed instrument.
ORIGINAL BORROWER:

ARHC PVVLGKS01, LLC
ARHC APNVLMI01, LLC
ARHC SCKCYMO01, LLC
ARHC LSSMTMO01, LLC,
each a Delaware limited liability company

By:    /s/ Jesse Galloway (SEAL)
Name:    Jesse Galloway
Title:    Authorized Signatory

ADDITIONAL BORROWER:
ARHC MBAGHCA01, LLC
ARHC ALTSPFL01, LLC
ARHC HBTPAFL01, LLC
ARHC JCCRKGA01, LLC
ARHC PHCRPIA01, LLC
ARHC ARCLRMI01, LLC
ARHC KB BORROWER 1, LLC
ARHC KB BORROWER 2, LLC
ARHC KB BORROWER 3, LLC
ARHC KB BORROWER 4, LLC
ARHC KB BORROWER 5, LLC
ARHC KB BORROWER 6, LLC
ARHC KB BORROWER 7, LLC
ARHC KB BORROWER 8, LLC
ARHC KB BORROWER 9, LLC
ARHC KB BORROWER 10, LLC
ARHC KB BORROWER 11, LLC
ARHC KB BORROWER 12, LLC
ARHC KB BORROWER 13, LLC
ARHC KB BORROWER 14, LLC
ARHC KB BORROWER 15, LLC,
each a Delaware limited liability company

By:    /s/ Jesse Galloway (SEAL)
Name:    Jesse Galloway
Title:    Authorized Signatory
[Signatures continue on following page]

LENDER:

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:    /s/ Sharon D. Callahan (SEAL)
Name:    Sharon D. Callahan
Title:    Vice President

[Signatures continue on following page]
FANNIE MAE:
FANNIE MAE

By:    /s/ Michael W. Dick (SEAL)
Name:    Michael W. Dick
Title:    Assistant Vice President

SCHEDULE I

ORIGINAL BORROWER

ARHC PVVLGKS01, LLC, a Delaware limited liability company
ARHC APNVLMI01, LLC, a Delaware limited liability company
ARHC SCKCYMO01, LLC, a Delaware limited liability company
ARHC LSSMTMO01, LLC, a Delaware limited liability company

SCHEDULE II

ADDITIONAL BORROWER

ARHC MBAGHCA01, LLC, a Delaware limited liability company
ARHC ALTSPFL01, LLC, a Delaware limited liability company
ARHC HBTPAFL01, LLC, a Delaware limited liability company
ARHC JCCRKGA01, LLC, a Delaware limited liability company
ARHC PHCRPIA01, LLC, a Delaware limited liability company
ARHC ARCLRMI01, LLC, a Delaware limited liability company
ARHC KB BORROWER 1, LLC, a Delaware limited liability company
ARHC KB BORROWER 2, LLC, a Delaware limited liability company
ARHC KB BORROWER 3, LLC, a Delaware limited liability company
ARHC KB BORROWER 4, LLC, a Delaware limited liability company
ARHC KB BORROWER 5, LLC, a Delaware limited liability company
ARHC KB BORROWER 6, LLC, a Delaware limited liability company
ARHC KB BORROWER 7, LLC, a Delaware limited liability company
ARHC KB BORROWER 8, LLC, a Delaware limited liability company
ARHC KB BORROWER 9, LLC, a Delaware limited liability company
ARHC KB BORROWER 10, LLC, a Delaware limited liability company
ARHC KB BORROWER 11, LLC, a Delaware limited liability company
ARHC KB BORROWER 12, LLC, a Delaware limited liability company
ARHC KB BORROWER 13, LLC, a Delaware limited liability company
ARHC KB BORROWER 14, LLC, a Delaware limited liability company
ARHC KB BORROWER 15, LLC, a Delaware limited liability company

SCHEDULE III

ADDITIONAL MORTGAGED PROPERTY

PROPERTY	LOCATION
Meadowbrook Senior Living at Agoura Hills	5217 Cheseboro Road, Agoura Hills, Los Angeles County, CA 91301
Allegro Tarpon Springs	1755 East Lake Road South, Tarpon Springs, Pinellas County, FL 34688
The Estate at Hyde Park	2301 West Palm Drive, Tampa, Hillsborough County, FL 33629
Addington Place of Johns Creek	5050 Kimball Bridge Road, Johns Creek, Fulton County, GA 30005
Prairie Hills at Cedar Rapids	2903 F Avenue NW, Cedar Rapids, Linn County, IA 52405
Autumn Ridge of Clarkston	5700 Water Tower Place, Clarkston, Oakland County, MI 48346

SCHEDULE 2 (SECTION I) TO
MASTER CREDIT FACILITY AGREEMENT
Summary of Master Terms

I. GENERAL PARTY AND MULTIFAMILY PROJECT INFORMATION
Borrower
(a)    ARHC LSSMTMO01, LLC
(b)    ARHC PVVLGKS01, LLC
(c)    ARHC SCKCYMO01, LLC
(d)    ARHC APNVLMI01, LLC
(e)    ARHC MBAGHCA01, LLC
(f)    ARHC ALTSPFL01, LLC
(g)    ARHC HBTPAFL01, LLC
(h)    ARHC JCCRKGA01, LLC
(i)    ARHC PHCRPIA01, LLC
(j)    ARHC ARCLRMI01, LLC
(k)    ARHC KB BORROWER 1, LLC
(l)    ARHC KB BORROWER 2, LLC
(m)    ARHC KB BORROWER 3, LLC
(n)    ARHC KB BORROWER 4, LLC
(o)    ARHC KB BORROWER 5, LLC
(p)    ARHC KB BORROWER 6, LLC
(q)    ARHC KB BORROWER 7, LLC
(r)    ARHC KB BORROWER 8, LLC
(s)    ARHC KB BORROWER 9, LLC
(t)    ARHC KB BORROWER 10, LLC
(u)    ARHC KB BORROWER 11, LLC
(v)    ARHC KB BORROWER 12, LLC
(w)    ARHC KB BORROWER 13, LLC
(x)    ARHC KB BORROWER 14, LLC
(y)    ARHC KB BORROWER 15, LLC

Lender	KeyBank National Association
Key Principal
Healthcare Trust Operating Partnership, L.P. (f/k/a American Realty Capital Healthcare Trust II Operating Partnership, L.P.) and Healthcare Trust, Inc. (f/k/a American Realty Capital Healthcare Trust II, Inc.)

Guarantor	Healthcare Trust Operating Partnership, L.P.
Multifamily Project
(a)    Sunnybrook of Prairie Village
(b)    Addington Place
(c)    Sunnybrook of Shoal Creek
(d)    Sunnybrook of Lee’s Summit
(e)    Meadowbrook Senior Living at Agoura Hills
(f)    Allegro Tarpon Springs
(g)    The Estate at Hyde Park
(h)    Addington Place of Johns Creek
(i)    Prairie Hills at Cedar Rapids
(j)    Autumn Ridge of Clarkston

Type of Property	As shown on the SASA for each Mortgaged Property
Seniors Housing Facility Licensing Designation	As shown on the SASA for each Mortgaged Property
HIPAA Covered Entity
Addington Place of Lee’s Summit
Borrower Yes No
Operator Yes No
Manager Yes No

Addington Place of Prairie Village
Borrower Yes No
Operator Yes No
Manager Yes No

Addington Place of Shoal Creek
Borrower Yes No
Operator Yes No
Manager Yes No

Addington Place of Northville
Borrower Yes No
Operator Yes No
Manager Yes No

Meadowbrook Senior Living at Agoura Hills
Borrower Yes No
Operator Yes No
Manager Yes No

Allegro Tarpon Springs
Borrower Yes No
Operator Yes No
Manager Yes No

The Estate at Hyde Park
Borrower Yes No
Operator Yes No
Manager Yes No

Addington Place of Johns Creek
Borrower Yes No
Operator Yes No
Manager Yes No

Prairie Hills at Cedar Rapids
Borrower Yes No
Operator Yes No
Manager Yes No

Autumn Ridge of Clarkston
Borrower Yes No
Operator Yes No
Manager Yes No

Medicaid Participant
Addington Place of Lee’s Summit
Borrower Yes No
Operator Yes No
Manager Yes No

Addington Place of Prairie Village
Borrower Yes No
Operator Yes No
Manager Yes No

Addington Place of Shoal Creek
Borrower Yes No
Operator Yes No
Manager Yes No

Addington Place of Northville
Borrower Yes No
Operator Yes No
Manager Yes No

Meadowbrook Senior Living at Agoura Hills
Borrower Yes No
Operator Yes No
Manager Yes No

Allegro Tarpon Springs
Borrower Yes No
Operator Yes No
Manager Yes No

The Estate at Hyde Park
Borrower Yes No
Operator Yes No
Manager Yes No

Addington Place of Johns Creek
Borrower Yes No
Operator Yes No
Manager Yes No

Prairie Hills at Cedar Rapids
Borrower Yes No
Operator Yes No
Manager Yes No

Autumn Ridge of Clarkston
Borrower Yes No
Operator Yes No
Manager Yes No

Property Operator(s)
Addington Place of Lee’s Summit
Operator ARHC LSSMTMO01 TRS, LLC
Manager Cedarhurst Living, LLC

Addington Place of Prairie Village
Operator ARHC PVVLGKS01 TRS, LLC
Manager Cedarhurst Living, LLC

Addington Place of Shoal Creek
Operator ARHC SCKCYMO01 TRS, LLC
Manager Cedarhurst Living, LLC

Addington Place of Northville
Operator ARHC APNVLMI01 TRS, LLC
Manager Homestead Management Group, LLC

Meadowbrook Senior Living at Agoura Hills
Operator ARHC MBAGHCA01 TRS, LLC
Manager Integral Senior Living Management, LLC

Allegro Tarpon Springs
Operator ARHC ALTSPFL01 TRS, LLC
Manager Love Management Company, LLC (d/b/a Allegro Management Company)

The Estate at Hyde Park
Operator ARHC HBTPAFL01 TRS, LLC
Manager SLH Tampa Bay Manager, LLC

Addington Place of Johns Creek
Operator ARHC JCCRKGA01 TRS, LLC
Manager Symerica Senior Living Limited Partnership

Prairie Hills at Cedar Rapids
Operator ARHC PHCRPIA01 TRS, LLC
Manager Symerica Senior Living Limited Partnership

Autumn Ridge of Clarkston
Operator ARHC ARCLRMI01 TRS, LLC
Manager Homestead Management Group LLC

Affiliated Property Operator(s)	Yes – All Operators listed above are Affiliated Property Operator(s) No
Maximum Permitted Equipment Financing	Two percent (2%) of the Outstanding Advance Amount.
ADDRESSES
Borrower’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Borrower’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Multifamily Project Address
(a)    Sunnybrook of Prairie Village
2700 Somerset Drive, Prairie Village, Johnson County, KS 66206
(b)    Addington Place
42010 West Seven Mile Road, Northville, Wayne County, MI 48167
(c)    Sunnybrook of Shoal Creek
9601 North Tullis Drive, Kansas City, Clay County, MO 64157
(d)    Sunnybrook of Lee’s Summit
2160 SE Blue Parkway, Lee’s Summit, Jackson County, MO 64063
(e)    Meadowbrook Senior Living at Agoura Hills
5217 Cheseboro Road, Agoura Hills, Los Angeles County, CA 91301
(f)    Allegro Tarpon Springs
1755 East Lake Road South, Tarpon Springs, Pinellas County, FL 34688
(g)    The Estate at Hyde Park
2301 West Palm Drive, Tampa, Hillsborough County, FL 33629
(h)    Addington Place of Johns Creek
5050 Kimball Bridge Road, Johns Creek, Fulton County, GA 30005
(i)    Prairie Hills at Cedar Rapids
2903 F Avenue NW, Cedar Rapids, Linn County, IA 52405
(j)    Autumn Ridge of Clarkston
5700 Water Tower Place, Clarkston, Oakland County, MI 48346

Key Principal’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Key Principal’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Guarantor’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Guarantor’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Lender’s General Business Address	c/o KeyBank Real Estate Capital – Servicing Dept. 11501 Outlook Street, Suite #300 Overland Park, Kansas 66211 Mailcode: KS-01-11-0501 Attn: Servicing Manager
Lender’s Notice Address	c/o KeyBank Real Estate Capital – Servicing Dept. 11501 Outlook Street, Suite #300 Overland Park, Kansas 66211 Mailcode: KS-01-11-0501 Attn: Servicing Manager Gina_Sullivan@keybank.com
Lender’s Payment Address	KeyBank Real Estate Capital P.O. Box 145404 Cincinnati, OH 45250
Manager’s General Business Address
Addington Place of Prairie Village, Addington Place of Shoal Creek and Addington Place of Lee’s Summit

Cedarhurst Living, LLC
c/o Joshua Stevens
120 South Central Avenue, Suite 725
Clayton, Missouri 63105

Addington Place and Autumn Ridge of Clarkston

Homestead Management Group LLC
c/o Homestead Management
21800 Haggerty Rd. #205
Northville, MI 48167

Allegro Tarpon Springs

Allegro Management Company
212 South Central Avenue, Suite 301
St. Louis, MO 63105
Attention: CFO
mailto:rkarn@allegroliving.com

The Estate at Hyde Park

SLH Tampa Bay Manager, LLC
303 E. Wacker Drive, Suite 2400
Chicago, IL 60601
Attention: Stephen J. Levy

Meadowbrook Senior Living at Agoura Hills

Integral Senior Living Management, LLC
2333 State Street, Suite 300
Carlsbad, California 92008
Attention: Tracee DeGrande

Addington Place of Johns Creek and Prairie Hills at Cedar Rapids

Symerica Senior Living Limited Partnership
2189 Cleveland Street, Suite 235
Clearwater, Florida 33765
Attention: Lisa Brush

Manager’s Notice Address
Addington Place of Prairie Village, Addington Place of Shoal Creek and Addington Place of Lee’s Summit

Cedarhurst Living, LLC
c/o Joshua Stevens
120 South Central Avenue, Suite 725
Clayton, Missouri 63105
Email: jstevens@cedarhurstliving.com

Addington Place and Autumn Ridge of Clarkston

Homestead Management Group LLC
c/o Homestead Management
21800 Haggerty Rd. #205
Northville, MI 48167
Email: carlsimcox@gmail.com

Allegro Tarpon Springs

Allegro Management Company
212 South Central Avenue, Suite 301
St. Louis, MO 63105
Attention: CFO
Email: rkarn@allegroliving.com

With copy to:

Theresa Marie Kenney, Esq., B.C.S.
Duss, Kenney, Safer, Hampton & Joos, P.A.
4348 Southpoint Boulevard, Suite 101
Jacksonville, Florida 32216
Email: Tkenney@jaxfirm.com

The Estate at Hyde Park

SLH Tampa Bay Manager, LLC
303 E. Wacker Drive, Suite 2400
Chicago, IL 60601
Attention: Stephen J. Levy

Meadowbrook Senior Living at Agoura Hills

Integral Senior Living Management, LLC
2333 State Street, Suite 300
Carlsbad, California 92008
Attention: Tracee DeGrande

Addington Place of Johns Creek and Prairie Hills at Cedar Rapids

Symerica Senior Living Limited Partnership
2189 Cleveland Street, Suite 235
Clearwater, Florida 33765
Attention: Lisa Brush
Email: lbrush@symphonyseniorliving.com

Operator’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Operator’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Sublessee’s General Business Address	N/A
Sublessee’s Notice Address	N/A

INITIAL PAGE TO SCHEDULE 2 (SECTION I) TO
MASTER CREDIT FACILITY AGREEMENT
Summary of Master Terms
__________________________
Borrower Initials

SCHEDULE 3.3 TO
MASTER CREDIT FACILITY AGREEMENT
Schedule of Advance Terms

III. INFORMATION FOR $84,031,000 VARIABLE ADVANCE MADE OCTOBER 26, 2017
Adjustable Rate
Until the first Rate Change Date, the Initial Adjustable Rate, and from and after each Rate Change Date following the first Rate Change Date until the next Rate Change Date, a per annum interest rate that is the sum of (i) the Current Index, and (ii) the Margin, which sum is then rounded to the nearest three (3) decimal places; provided, however, that the Adjustable Rate shall never be less than the Margin.

Advance Amount	$84,031,000
Advance Term	108 months.
Advance Year	The period beginning on the Effective Date and ending on the last day of October, 2018, and each successive twelve (12) month period thereafter.
Amortization Type	Amortizing Full Term Interest Only Partial Interest Only
Current Index	The published Index that is effective on the Business Day immediately preceding the applicable Rate Change Date.
Effective Date	October 26, 2017
First Payment Date	The first day of December, 2017.
First Principal and Interest Payment Date	The first day of December, 2022.
Fixed Monthly Principal Component	$106,061.04
Fixed Rate Amortization Factor	4.50% per annum
Index	One Month LIBOR
Initial Adjustable Rate	3.648% per annum.
Initial Monthly Debt Service Payment	$255,454.24
Interest Accrual Method
Actual/360 (computed on the basis of a three hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month).

Interest Only Term	60 months.
Interest Rate Type	Structured ARM
Last Interest Only Payment Date	The first day of November, 2022.
Margin	2.410%
Maturity Date
The first day of November, 2026, or any later date to which the Maturity Date may be extended (if at all) pursuant to this Master Agreement in connection with an election by Borrower to convert the Interest Rate on the Advance to a fixed rate pursuant to the terms of this Master Agreement, or any earlier date on which the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise.

Monthly Debt Service Payment
(i) for the First Payment Date, the Initial Monthly Debt Service Payment;
(ii) for each Payment Date thereafter through and including the Last Interest Only Payment Date, the amount obtained by multiplying the unpaid principal balance of the Advance by the Adjustable Rate, dividing the product by three hundred sixty (360), and multiplying the quotient by the actual number of days elapsed in the applicable month;
(iii) for the First Principal and Interest Payment Date and each Payment Date thereafter until the Advance is fully paid, an amount equal to the sum of:
(1) the Fixed Monthly Principal Component; plus
(2) an interest payment equal to the amount obtained by multiplying the unpaid principal balance of the Advance by the Adjustable Rate, dividing the product by three hundred sixty (360), and multiplying the quotient by the actual number of days elapsed in the applicable month.

Payment Change Date	The first (1st) day of the month following each Rate Change Date until the Advance is fully paid.
Prepayment Lockout Period	The first (1st) Advance Year of the term of the Advance.
Rate Change Date	The First Payment Date and the first (1st) day of each month thereafter until the Advance is fully paid.
Remaining Amortization Period
As of the First Principal and Interest Payment Date and each Payment Date thereafter, the Amortization Period minus the number of scheduled principal and interest Monthly Debt Service Payments that have elapsed since the Effective Date.

IV. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION
Prepayment Premium Term	The period beginning on the Effective Date and ending on the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.

[Remainder of Page Intentionally Blank]
INITIAL PAGE TO SCHEDULE 3.3 TO
MASTER CREDIT FACILITY AGREEMENT
Schedule of Advance Terms

____________________
Borrower Initials

SCHEDULE 4.3 TO
MASTER CREDIT FACILITY AGREEMENT
Prepayment Premium Schedule
(1% Prepayment Premium – ARM, SARM)
1.Defined Terms.
All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in the Master Agreement.
2.Prepayment Premium.
(a)    Any Prepayment Premium payable under Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of the Master Agreement shall be equal to the following percentage of the amount of principal being prepaid at the time of such prepayment, acceleration or application:

Prepayment Lockout Period	5.00%
Second Loan Year, and each Loan Year thereafter	1.00%
(b)    Notwithstanding the provisions of Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of the Master Agreement or anything to the contrary in this Prepayment Premium Schedule, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.
[Remainder of Page Intentionally Blank]

INITIAL PAGE TO SCHEDULE 4.3 TO
MASTER CREDIT FACILITY AGREEMENT
Prepayment Premium Schedule

____________________
Borrower Initials

SCHEDULE 5.1 TO
MASTER CREDIT FACILITY AGREEMENT
Required Replacement Schedule
Mortgaged Property Name:    Addington Place of Johns Creek

		Per Unit
Initial Deposit	$0	$0

Monthly Deposit	$1,475	$25

Mortgaged Property Name:    Allegro Tarpon Springs

		Per Unit
Initial Deposit	$120,516	$1,309.96

Monthly Deposit	$2,300	$25

Mortgaged Property Name:    Autumn Ridge of Clarkston

		Per Unit
Initial Deposit	$162,200	$1,622

Monthly Deposit	$2,500	$25

Mortgaged Property Name:    Estate at Hyde Park

		Per Unit
Initial Deposit	$40,608	$588.52

Monthly Deposit	$1,725	$25

Mortgaged Property Name:    Meadowbrook at Agoura Hills

		Per Unit
Initial Deposit	$29,032	$186.10

Monthly Deposit	$3,900	$25

Mortgaged Property Name:    Prairie Hills at Cedar Rapids

		Per Unit
Initial Deposit	$43,271	$961.58

Monthly Deposit	$1,125	$25

Addington Place of Johns Creek

PHYSICAL NEEDS FUNDING SCHEDULE

Number of Units: 59

													Beyond Term of Loan		
Item	**Units**	**Unit Cost**	**Year 1**	**Year 2**	**Year 3**	**Year 4**	**Year 5**	**Year 6**	**Year 7**	**Year 8**	**Year 9**	**Year 10**	**Year 11**	**Year 12**	**Total Cost**
Asphalt seal coat	32,400	$0.15	0	0	0	0	2,430	0	0	0	0	2,430	0	0	4,860
Pavement striping, asphalt or concrete	80	$5.00	0	0	0	0	200	0	0	0	0	200	0	0	400
Exterior walls (prep/clean/repoint/finish)	8,850	$1	0	0	0	0	0	0	8,850	0	0	0	0	0	8,850
Water heaters 81-100 gallon	4	$999	0	0	0	0	0	999	999	999	999	0	0	0	3,996
PTAC	59	$676.00	0	0	0	0	0	0	6,647	6,647	6,647	6,647	6,647	6,647	39,884
Condensers (Split Systems)	33	$700	0	0	0	0	0	0	0	0	5,833	5,833	5,833	5,833	23,333
Community facilities furnishings and hard goods	59	$100	0	0	0	0	0	5,900	0	0	0	0	0	0	5,900
Commercial Carpet	15,000	$3	0	0	22,500	0	0	0	0	22,500	0	0	0	0	45,000
Common resident washing machines	2	$916	0	0	916	916		0	0	0	0	0	0	0	1,832
Common resident clothes dryers	3	$776	0	0	0	0	0	0	776	776	776	0	0	0	2,328
Unit carpeting	59	$350	1,721	1,721	1,721	1,721	1,721	1,721	1,721	1,721	1,721	1,721	1,721	1,721	20,650
Unit vinyl flooring	35	$150	438	438	438	438	438	438	438	438	438	438	438	438	5,250
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
Totals			**$2,158**	**$2,158**	**$25,574**	**$3,074**	**$4,788**	**$9,057**	**$19,431**	**$33,081**	**$16,414**	**$17,269**	**$14,639**	**$14,639**	**$162,283**
Inflation Factor	3.00%		100.00%	103.00%	106.09%	109.27%	112.55%	115.93%	119.41%	122.99%	126.68%	130.48%	134.39%	138.42%	
Total (Inflated)			$2,158	$2,223	$27,132	$3,359	$5,389	$10,500	$23,201	$40,685	$20,793	$22,532	$19,673	$20,264	$197,910

			Per Unit												
Initial Deposit	$0	$0													
Annual Deposit Years 1 - 12			$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	

Opening Balance	$0	$15,542	$31,019	$21,587	$35,927	$48,238	$55,438	$49,937	$26,952	$23,859	$19,027	$17,054	
Annual Deposit	$17,700	$17,700	$17,700	$17,700	$17,700	$17,700	$17,700	$17,700	$17,700	$17,700	$17,700	$17,700	$212,400
Less - Anticipated Work	($2,158)	($2,223)	($27,132)	($3,359)	($5,389)	($10,500)	($23,201)	($40,685)	($20,793)	($22,532)	($19,673)	($20,264)	($197,910)
Reserve Balance	$15,542	$31,019	$21,587	$35,927	$48,238	$55,438	$49,937	$26,952	$23,859	$19,027	$17,054	$14,490	
Interest @ 0.00%	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Year-End Reserve Balance	**$15,542**	**$31,019**	**$21,587**	**$35,927**	**$48,238**	**$55,438**	**$49,937**	**$26,952**	**$23,859**	**$19,027**	**$17,054**	**$14,490**

Allegro Tarpon Springs

PHYSICAL NEEDS FUNDING SCHEDULE

Number of Units: 92

Item	Units	Unit Cost	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Beyond Term of Loan Year 11	Year 12	Total Cost
Asphalt seal coat	95,985 SF	$0.15	0	4,799	0	0	0	0	4,799	0	0	0	0	4,799	14,397
Pavement striping, asphalt or concrete	237 Stalls	$5.00	0	395	0	0	0	0	395	0	0	0	0	395	1,185
Exterior walls (prep/paint/finish)	18,400 SF	$1	0	0	0	0	9,200	9,200	0	0	0	0	0	0	18,400
Asphalt Shingle	38,886 SF	$2	0	0	0	0	0	0	0	0	0	68,051	0	0	68,051
Pool and/or spa plaster/liner	1 LS	$9,500.00	0	0	0	0	9,500	0	0	0	0	0	0	0	9,500
Pool and/or spa heating equipment	2 EA	$3,450	0	0	0	0	6,900	0	0	0	0	0	0	0	6,900
Pool and/or spa filtration equipment	2 EA	$2,540	0	0	0	0	5,080	0	0	0	0	0	0	0	5,080
Water heaters 100-gallon high efficiency	3 EA	$3,250	0	0	0	0	0	0	0	0	0	9,750	0	0	9,750
PTAC	74 EA	$676	4,146	4,146	4,146	4,146	4,146	4,146	4,146	4,146	4,146	4,146	4,146	4,146	49,752
Condensers (Split Systems)	24 TON	$700	1,400	1,400	1,400	1,400	1,400	1,400	1,400	1,400	1,400	1,400	1,400	1,400	16,800
Elevator Cab refinishing	2 EA	$2,500	0	0	0	5,000	0	0	0	0	0	0	0	0	5,000
Community facilities furnishings and hard goo	92 units	$100	0	0	0	0	9,200	0	0	0	0	0	0	0	9,200
Commercial Carpet	20,000 SF	$3	0	0	15,000	15,000	0	0	0	0	15,000	15,000	0	0	60,000
Commercial Kitchen equipment	1 LS	$5,000	0	0	0	5,000	0	0	0	0	0	0	0	0	5,000
Common resident washing machines	10 EA	$916	763	763	763	763	763	763	763	763	763	763	763	763	9,156
Common resident clothes dryers	10 EA	$776	647	647	647	647	647	647	647	647	647	647	647	647	7,764
Unit carpeting	92 units	$470	3,603	3,603	3,603	3,603	3,603	3,603	3,603	3,603	3,603	3,603	3,603	3,603	43,236
Refrigerator	55 EA	$350	1,610	1,610	1,610	1,610	1,610	1,610	1,610	1,610	1,610	1,610	1,610	1,610	19,320
Microwave	92 EA	$75	575	575	575	575	575	575	575	575	575	575	575	575	6,900
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
Totals			**$12,744**	**$17,938**	**$27,744**	**$37,744**	**$52,624**	**$21,944**	**$17,938**	**$12,744**	**$27,744**	**$105,545**	**$12,744**	**$17,938**	**$365,391**
Inflation Factor	3.00%		100.00%	103.00%	106.09%	109.27%	112.55%	115.93%	119.41%	122.99%	126.68%	130.48%	134.39%	138.42%	
Total (Inflated)			$12,744	$18,476	$29,434	$41,244	$59,229	$25,439	$21,419	$15,674	$35,145	$137,712	$17,127	$24,830	$438,473

		Per Unit													
Initial Deposit	$120,516	$1,310													
Annual Deposit Years 1 - 12			$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Total
Opening Balance	$120,516	$135,372	$144,496	$142,662	$129,018	$97,390	$99,550	$105,732	$117,658	$110,113	$0	$10,474	
Annual Deposit	$27,600	$27,600	$27,600	$27,600	$27,600	$27,600	$27,600	$27,600	$27,600	$27,600	$27,600	$27,600	$331,200
Less - Anticipated Work	($12,744)	($18,476)	($29,434)	($41,244)	($59,229)	($25,439)	($21,419)	($15,674)	($35,145)	($137,712)	($17,127)	($24,830)	($438,473)
Reserve Balance	$135,372	$144,496	$142,662	$129,018	$97,390	$99,550	$105,732	$117,658	$110,113	$0	$10,474	$13,243	
Interest @ 0.00%	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Year-End Reserve Balance	**$135,372**	**$144,496**	**$142,662**	**$129,018**	**$97,390**	**$99,550**	**$105,732**	**$117,658**	**$110,113**	**$0**	**$10,474**	**$13,243**

Autumn Ridge of Clarkston **PHYSICAL NEEDS FUNDING SCHEDULE**

Number of Units: 100

Item	Units	Unit Cost	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Beyond Term of Loan Year 11	Year 12	Total Cost
Asphalt seal coat	46,980	$0.15	0	0	3,524	0	0	0	0	3,524	0	0	0	0	7,048
Pavement striping, asphalt or concrete	116	$5.00	0	0	290	0	0	0	0	290	0	0	0	0	580
Exterior Painting	10,000	$1.00	0	0	0	0	10,000	0	0	0	0	0	0	0	10,000
Asphalt Shingle	49,500	$2	0	0	0	0	86,625	0	0	0	0	0	0	0	86,625
Water heaters 81-100 gallon	2	$3,200	0	0	0	0	0	0	0	0	3,200	3,200	0	0	6,400
Domestic water heater storage tanks	4	$800.00	0	0	0	0	3,200	0	0	0	0	0	0	0	3,200
5 Ton	5	$1,350	0	0	0	0	0	0	0	0	6,750	0	0	0	6,750
Condensers (split systems	145	$700	8,458	8,458	8,458	8,458	8,458	8,458	8,458	8,458	8,458	8,458	8,458	8,458	101,500
Community facilities furnishings and hard goo	100	$100	0	0	0	0	10,000	0	0	0	0	0	0	0	10,000
Commercial Carpet	32,000	$4	0	0	56,000	0	0	0	0	56,000	0	0	0	0	112,000
Commercial kitchen equipment	1	$5,000	0	0	0	0	0	5,000	0	0	0	0	0	0	5,000
Commercial washers 50 lb	1	$13,133	0	13,133	0	0	0	0	0	0	0	0	0	0	13,133
Commercial dryers 50 lb.	1	$4,015	0	0	0	4,015	0	0	0	0	0	0	0	0	4,015
Unit carpeting	100	$250	2,083	2,083	2,083	2,083	2,083	2,083	2,083	2,083	2,083	2,083	2,083	2,083	25,000
Unit vinyl flooring	100	$100	833	833	833	833	833	833	833	833	833	833	833	833	10,000
Mini-Refrigerator	60	$300	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	1,500	18,000
Microwave	60	$75	375	375	375	375	375	375	375	375	375	375	375	375	4,500
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
Totals			**$13,250**	**$26,383**	**$73,064**	**$17,265**	**$123,075**	**$18,250**	**$13,250**	**$73,064**	**$23,200**	**$16,450**	**$13,250**	**$13,250**	**$423,751**
Inflation Factor	3.00%		100.00%	103.00%	106.09%	109.27%	112.55%	115.93%	119.41%	122.99%	126.68%	130.48%	134.39%	138.42%	
Total (Inflated)			$13,250	$27,174	$77,514	$18,866	$138,522	$21,157	$15,821	$89,860	$29,389	$21,464	$17,807	$18,341	$489,164

			Per Unit												
Initial Deposit	$162,200	$1,622													
Annual Deposit Years 1 - 12			$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	

		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Total
Opening Balance		$162,200	$178,950	$181,776	$134,262	$145,396	$36,874	$45,717	$59,896	$37	$647	$9,184	$21,377	
Annual Deposit		$30,000	$30,000	$30,000	$30,000	$30,000	$30,000	$30,000	$30,000	$30,000	$30,000	$30,000	$30,000	$360,000
Less - Anticipated Work		($13,250)	($27,174)	($77,514)	($18,866)	($138,522)	($21,157)	($15,821)	($89,860)	($29,389)	($21,464)	($17,807)	($18,341)	($489,164)
Reserve Balance		$178,950	$181,776	$134,262	$145,396	$36,874	$45,717	$59,896	$37	$647	$9,184	$21,377	$33,036	
Interest @	0.00%	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Year-End Reserve Balance		**$178,950**	**$181,776**	**$134,262**	**$145,396**	**$36,874**	**$45,717**	**$59,896**	**$37**	**$647**	**$9,184**	**$21,377**	**$33,036**

Meadowbrook Senior Living at Agoura Hills

PHYSICAL NEEDS FUNDING SCHEDULE

Number of Units: 156

Item	Units	Unit Cost	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11 (Beyond Term of Loan)	Year 12	Total Cost
Asphalt seal coat	46,000	$0.15	0	0	3,450	0	0	0	0	3,450	0	0	0	0	6,900
Pavement striping, asphalt or concrete	124	$7.50	0	0	465	0	0	0	0	465	0	0	0	0	930
Exterior walls (prep/paint/finish)	39,000	$1	0	0	0	0	0	0	39,000	0	0	0	0	0	39,000
Built-up roof	1,000	$4	0	0	0	3,900	0	0	0	0	0	0	0	0	3,900
Domestic water heater storage tanks	1	$1,000.00	0	0	1,000	0	0	0	0	0	0	0	0	0	1,000
5 Ton	15	$1,250	0	0	6,250	6,250	6,250	0	0	0	0	0	0	0	18,750
PTAC	120	$676	6,760	6,760	6,760	6,760	6,760	6,760	6,760	6,760	6,760	6,760	6,760	6,760	81,120
Community facilities furnishings and hard goods	156	$100	0	0	0	0	15,600	0	0	0	0	0	0	0	15,600
Commercial Carpet	32,000	$5	0	0	82,880	0	0	0	0	82,880	0	0	0	0	165,760
Commercial kitchen equipment	1	$5,000	0	0	0	5,000	0	0	0	0	0	0	0	0	5,000
Unit carpeting	156	$300	3,900	3,900	3,900	3,900	3,900	3,900	3,900	3,900	3,900	3,900	3,900	3,900	46,800
Microwave	90	$75	563	563	563	563	563	563	563	563	563	563	563	563	6,750
Mini-fridge	54	$235	1,058	1,058	1,058	1,058	1,058	1,058	1,058	1,058	1,058	1,058	1,058	1,058	12,690
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
Totals			**$12,280**	**$12,280**	**$106,325**	**$27,430**	**$34,130**	**$12,280**	**$51,280**	**$99,075**	**$12,280**	**$12,280**	**$12,280**	**$12,280**	**$404,200**
Inflation Factor	3.00%		100.00%	103.00%	106.09%	109.27%	112.55%	115.93%	119.41%	122.99%	126.68%	130.48%	134.39%	138.42%	
Total (Inflated)			$12,280	$12,648	$112,800	$29,974	$38,414	$14,236	$61,231	$121,850	$15,556	$16,023	$16,503	$16,998	$468,513

			Per Unit												
Initial Deposit	$29,032	$186													
Annual Deposit Years 1 - 12			$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	

		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Total
Opening Balance		$29,032	$63,552	$97,704	$31,703	$48,530	$56,916	$89,480	$75,049	($0)	$31,244	$62,021	$92,318	
Annual Deposit		$46,800	$46,800	$46,800	$46,800	$46,800	$46,800	$46,800	$46,800	$46,800	$46,800	$46,800	$46,800	$561,600
Less - Anticipated Work		($12,280)	($12,648)	($112,800)	($29,974)	($38,414)	($14,236)	($61,231)	($121,850)	($15,556)	($16,023)	($16,503)	($16,998)	($468,513)
Reserve Balance		$63,552	$97,704	$31,703	$48,530	$56,916	$89,480	$75,049	($0)	$31,244	$62,021	$92,318	$122,119	
Interest @	0.00%	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Year-End Reserve Balance		**$63,552**	**$97,704**	**$31,703**	**$48,530**	**$56,916**	**$89,480**	**$75,049**	**($0)**	**$31,244**	**$62,021**	**$92,318**	**$122,119**

Prairie Hills at Cedar Rapids

PHYSICAL NEEDS FUNDING SCHEDULE

Number of Units: 45

Item	Units	Unit Cost	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11 (Beyond Term of Loan)	Year 12	Total Cost
Pavement striping, asphalt or concrete	62	$5.00	0	0	155	0	0	0	0	155	0	0	0	0	310
Repoint stone masonry, caucking, and sealing	8,750	$1.00	0	0	0	0	8,750	0	0	0	0	0	0	0	8,750
Water heaters 81-100 gallon	2	$1,999	0	0	0	0	1,999	1,999	0	0	0	0	0	0	3,998
PTAC	8	$676	0	0	0	0	1,803	1,803	1,803	0	0	0	0	0	5,408
Community facilities furnishings and hard good	45	$100.00	0	0	0	0	4,500	0	0	0	0	0	0	0	4,500
Vinyl	3,000	$3	0	0	0	0	0	9,000	0	0	0	0	0	0	9,000
Commercial Carpet	10,000	$3	0	0	15,000	0	0	0	0	15,000	0	0	0	0	30,000
Commercial kitchen equipment	1	$5,000	0	0	0	0	0	0	0	0	5,000	0	0	0	5,000
Common resident washing machines	4	$916	0	0	0	0	0	3,664	0	0	0	0	0	0	3,664
Common resident clothes dryers	4	$776	0	0	0	0	0	3,104	0	0	0	0	0	0	3,104
Commercial washers 50 lb	2	$13,133	0	0	0	0	0	26,266	0	0	0	0	0	0	26,266
Commercial dryers 50 lb.	2	$4,015	0	0	0	0	0	0	0	8,030	0	0	0	0	8,030
Unit carpeting	45	$460	1,725	1,725	1,725	1,725	1,725	1,725	1,725	1,725	1,725	1,725	1,725	1,725	20,700
Unit vinyl flooring	36	$150	450	450	450	450	450	450	450	450	450	450	450	450	5,400
Refrigerator	45	$391	0	0	0	0	2,199	2,199	2,199	2,199	2,199	2,199	2,199	2,199	17,595
Microwave	45	$75	281	281	281	281	281	281	281	281	281	281	281	281	3,375
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
Totals			**$2,456**	**$2,456**	**$17,611**	**$2,456**	**$21,707**	**$50,491**	**$6,458**	**$27,841**	**$9,656**	**$4,656**	**$4,656**	**$4,656**	**$155,100**
Inflation Factor	3.00%		100.00%	103.00%	106.09%	109.27%	112.55%	115.93%	119.41%	122.99%	126.68%	130.48%	134.39%	138.42%	
Total (Inflated)			$2,456	$2,530	$18,684	$2,684	$24,432	$58,533	$7,712	$34,240	$12,231	$6,075	$6,257	$6,444	$182,278

		Per Unit													
Initial Deposit	$43,271	$962													
Annual Deposit Years 1 - 12			$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	

		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Total
Opening Balance		$43,271	$54,315	$65,285	$60,101	$70,917	$59,985	$14,952	$20,740	$0	$1,269	$8,694	$15,937	
Annual Deposit		$13,500	$13,500	$13,500	$13,500	$13,500	$13,500	$13,500	$13,500	$13,500	$13,500	$13,500	$13,500	$162,000
Less - Anticipated Work		($2,456)	($2,530)	($18,684)	($2,684)	($24,432)	($58,533)	($7,712)	($34,240)	($12,231)	($6,075)	($6,257)	($6,444)	($182,278)
Reserve Balance		$54,315	$65,285	$60,101	$70,917	$59,985	$14,952	$20,740	$0	$1,269	$8,694	$15,937	$22,993	
Interest @	0.00%	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Year-End Reserve Balance		**$54,315**	**$65,285**	**$60,101**	**$70,917**	**$59,985**	**$14,952**	**$20,740**	**$0**	**$1,269**	**$8,694**	**$15,937**	**$22,993**

The Estate at Hyde Park **PHYSICAL NEEDS FUNDING SCHEDULE**

Number of Units: 69

Item	Units	Unit Cost	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Total Cost
													Beyond Term of Loan		
Pavement striping, asphalt or concrete	90	$5.00	0	0	225	0	0	0	0	225	0	0	0	0	450
Exterior walls (prep/paint/finish)	17,250	$1.00	0	0	0	0	17,250	0	0	0	0	0	0	0	17,250
Point of use Water Heaters	54	$350	0	0	0	0	3,150	3,150	3,150	3,150	3,150	3,150	0	0	18,900
Package unit (large capacity)	52	$1,250	0	0	0	0	0	0	0	0	0	21,667	21,667	21,667	65,000
2 ton	35	$750.00	0	0	0	0	0	0	0	0	0	8,625	8,625	8,625	25,875
Community facilities furnishings and hard goo	69	$100	0	0	0	0	0	0	0	0	0	0	0	0	0
Commercial Carpet	15,000	$3	0	0	0	0	6,900	0	0	0	0	0	0	0	6,900
Commercial washers 50 lb	2	$13,133	0	0	0	0	22,500	0	0	0	0	22,500	0	0	45,000
Unit vinyl flooring / Carpeting	69	$300	0	0	0	0	0	0	0	0	0	0	0	26,266	26,266
			0	0	2,070	2,070	2,070	2,070	2,070	2,070	2,070	2,070	2,070	2,070	20,700
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
			0	0	0	0	0	0	0	0	0	0	0	0	0
Totals			**$0**	**$0**	**$2,295**	**$2,070**	**$51,870**	**$5,220**	**$5,220**	**$5,445**	**$5,220**	**$58,012**	**$32,362**	**$58,628**	**$226,341**
Inflation Factor	3.00%		100.00%	103.00%	106.09%	109.27%	112.55%	115.93%	119.41%	122.99%	126.68%	130.48%	134.39%	138.42%	
Total (Inflated)			$0	$0	$2,435	$2,262	$58,380	$6,051	$6,233	$6,697	$6,613	$75,692	$43,491	$81,154	$289,008

								Per Unit							
Initial Deposit	$40,608	$589													
Annual Deposit Years 1 - 12			$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	$300	

Opening Balance	$40,608	$61,308	$82,008	$100,273	$118,711	$81,031	$95,680	$110,147	$124,150	$138,238	$83,246	$60,454	
Annual Deposit	$20,700	$20,700	$20,700	$20,700	$20,700	$20,700	$20,700	$20,700	$20,700	$20,700	$20,700	$20,700	$248,400
Less - Anticipated Work	$0	$0	($2,435)	($2,262)	($58,380)	($6,051)	($6,233)	($6,697)	($6,613)	($75,692)	($43,491)	($81,154)	($289,008)
Reserve Balance	$61,308	$82,008	$100,273	$118,711	$81,031	$95,680	$110,147	$124,150	$138,238	$83,246	$60,454	($0)	
Interest @ 0.00%	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Year-End Reserve Balance	**$61,308**	**$82,008**	**$100,273**	**$118,711**	**$81,031**	**$95,680**	**$110,147**	**$124,150**	**$138,238**	**$83,246**	**$60,454**	**($0)**

[Remainder of Page Intentionally Blank]

INITIAL PAGE TO SCHEDULE 5.1 TO
MASTER CREDIT FACILITY AGREEMENT
Required Replacement Schedule

____________________
Borrower Initials

SCHEDULE 6.1 TO
MASTER CREDIT FACILITY AGREEMENT
Required Repair Schedule

Mortgaged Property Name: Meadowbrook at Agoura Hills

Required Repair Schedule
Repair Description	Estimated Cost	Maximum Repair Escrow (125%)	Completion Date
None	$0.00

Total Repairs	$0.00

Total Repairs Escrow
Mortgaged Property Name: Allegro Tarpon Springs

Required Repair Schedule
Repair Description	Estimated Cost	Maximum Repair Escrow (125%)	Completion Date
None	$0.00

Total Repairs	$0.00

Total Repairs Escrow

Mortgaged Property Name: The Estate at Hyde Park

Required Repair Schedule
Repair Description	Estimated Cost	Maximum Repair Escrow (125%)	Completion Date
None	$0.00

Total Repairs	$0.00

Total Repairs Escrow
Mortgaged Property Name: Addington Place of Johns Creek

Required Repair Schedule
Repair Description	Estimated Cost	Maximum Repair Escrow (125%)	Completion Date
None	$0.00

Total Repairs	$0.00

Total Repairs Escrow

Mortgaged Property Name: Prairie Hills at Cedar Rapids

Required Repair Schedule
Repair Description	Estimated Cost	Maximum Repair Escrow (125%)	Completion Date
None	$0.00

Total Repairs	$0.00

Total Repairs Escrow
Mortgaged Property Name: Autumn Ridge of Clarkson

Required Repair Schedule
Repair Description	Estimated Cost	Maximum Repair Escrow (125%)	Completion Date
None	$0.00

Total Repairs	$0.00

Total Repairs Escrow

INITIAL PAGE TO SCHEDULE 6.1 TO
MASTER CREDIT FACILITY AGREEMENT
Required Repair Schedule

____________________
Borrower Initials

SCHEDULE 13 TO
MASTER CREDIT FACILITY AGREEMENT
Ownership Interests Schedule

INITIAL PAGE TO SCHEDULE 13 TO
MASTER CREDIT FACILITY AGREEMENT
Ownership Interest Schedule

____________________ Borrower Initials

SCHEDULE 16.1 TO
MASTER CREDIT FACILITY AGREEMENT
Exceptions to Representations and Warranties and Exceptions to Covenants
1.Section 4.01(f) (Effect of Master Agreement on Financial Condition) and Section 4.01(i) (No Bankruptcies or Judgments). Until such time as a Multifamily Residential Property meeting all of the Underwriting and Servicing Requirements is acquired by such Shell Borrower and concurrently added to the Collateral Pool in connection with a Future Advance made subject to and in accordance with the terms of the Master Agreement, such Shell Borrower will be rendered Insolvent by the transactions contemplated by the provisions of the Master Agreement and other Loan Documents and such Shell Borrower will not have sufficient working capital to pay all of such Shell Borrower’s outstanding debts as they come due, including all Debt Service Amounts.

INITIAL PAGE TO SCHEDULE 16.1 TO
MASTER CREDIT FACILITY AGREEMENT
Exceptions to Representations and Warranties and Exceptions to Covenants

____________________ Borrower Initials

SCHEDULE 20 TO
MASTER CREDIT FACILITY AGREEMENT
Condominium Provisions
(Prairie Hills at Cedar Rapids)
The foregoing Master Agreement is hereby modified as follows:
1.Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Master Agreement.
2.The Definitions Schedule is hereby amended by adding the following new definitions in the appropriate alphabetical order:
“Condominium” has the meaning set forth in the Security Instrument securing the Mortgaged Property commonly known as Prairie Hills at Cedar Rapids (the “Prairie Hills Security Instrument”).
“Condominium Act” has the meaning set forth in the Prairie Hills Security Instrument.
“Condominium Documents” has the meaning set forth in the Prairie Hills Security Instrument.
3.Section 14.01(a) (Events of Default – Automatic Events of Default) of the Master Agreement is hereby amended by adding the following provision to the end thereof:
(22)    Borrower (A) terminates or revokes or attempts to terminate or revoke the appointment of Lender as Borrower’s proxy or attorney-in-fact either permanently or as to any election in the Condominium Act or Condominium Documents, or (B) modifies or attempts to modify the terms of the Condominium Documents without the prior written consent of Lender.
4.Section 14.03(c) (Appointment of Lender as Attorney-in-Fact) of the Master Agreement is hereby amended by adding the following provision to the end thereof:
(15)    perform all of the obligations and exercise all of the rights and powers of Borrower under the Condominium Documents.
5.The following article is hereby added to the Master Agreement as Article 16 (Condominium Provisions):
ARTICLE 16 - CONDOMINIUM PROVISIONS
Section 16.01    Representations and Warranties.
The representations and warranties made by Borrower to Lender in this Section 16.01 (Condominium Provisions – Representations and Warranties) are made as of the Effective Date of the Addition of the Mortgaged Property commonly known as Prairie Hills at Cedar Rapids to the Collateral Pool.
(a)    The Mortgaged Property commonly known as Prairie Hills at Cedar Rapids is a Condominium and constitutes all of the condominium units and all of the common elements comprising the Condominium as set forth in the Condominium Documents.
(b)    None of the condominium units and no portion of the common elements comprising the Condominium have been sold, conveyed or encumbered or are subject to any agreement to sell, convey or encumber.
Section 16.02    Covenants.
(a)    Condominium Assessments.
Notwithstanding Borrower’s payment of annual assessments or special assessments levied under the terms of the Condominium Documents to provide any repairs to or maintenance of any of the common elements, Borrower shall deposit any Initial Replacement Reserve Deposit, Repairs Deposit and Monthly Replacement Reserve Deposit required pursuant to the terms of this Master Agreement.
(b)    Insurance.
Borrower shall maintain insurance in accordance with Lender’s guidelines on all of the Mortgaged Property commonly known as Prairie Hills at Cedar Rapids, including any common areas.
(c)    Indemnification.
Borrower agrees to indemnify and hold Lender harmless from and against any and all losses, costs, liabilities, or damages (including reasonable attorneys’ fees and disbursements) arising out of (1) the failure of Borrower to comply with any state or local law, ordinance, statute, rule, or regulation by any Governmental Authority covering the Condominium, (2) any claim of any unit owner or tenant of any unit owner as a result of any violation, breach, misrepresentation, fraud, act, or omission of any obligation of Borrower as set forth in the Condominium Documents, or (3) the performance by Lender of any of the rights and powers of Borrower under the Condominium Documents, provided that Borrower shall have no indemnity obligation if such losses, costs, liabilities, or damages arise as a result of the willful misconduct or gross negligence of Lender, Lender’s agents, employees or representatives as determined by a court of competent jurisdiction pursuant to a final non-appealable court order.
(d)    Power of Attorney.
Borrower acknowledges and consents to the exercise by Lender of the power of attorney and proxy granted by Borrower to Lender with respect to rights of Borrower in connection with the Condominium.
[Remainder of Page Intentionally Blank]

INITIAL PAGE TO SCHEDULE 20 TO
MASTER CREDIT FACILITY AGREEMENT
Condominium Provisions
(Prairie Hills at Cedar Rapids)
__________________________
Borrower Initials

EXHIBIT A TO MASTER CREDIT FACILITY AGREEMENT
SCHEDULE OF MORTGAGED PROPERTIES
AND VALUATIONS
(Seniors Housing)

PROPERTY	LOCATION	OWNER	INITIAL VALUATION	INITIAL ALLOCABLE FACILITY AMOUNT
Sunnybrook of Prairie Village	2700 Somerset Drive, Prairie Village, Johnson County, KS 66206	ARHC PVVLGKS01, LLC, a Delaware limited liability company	$25,640,000	$10,000,000
Addington Place	42010 West Seven Mile Road, Northville, Wayne County, MI 48167	ARHC APNVLMI01, LLC, a Delaware limited liability company	$23,000,000	$5,000,000
Sunnybrook of Shoal Creek	9601 North Tullis Drive, Kansas City, Clay County, MO 64157	ARHC SCKCYMO01, LLC, a Delaware limited liability company	$23,180,000	$5,000,000
Sunnybrook of Lee’s Summit	2160 SE Blue Parkway, Lee’s Summit, Jackson County, MO 64063	ARHC LSSMTMO01, LLC, a Delaware limited liability company	$29,750,000	$10,000,000
Meadowbrook Senior Living at Agoura Hills	5217 Cheseboro Road, Agoura Hills, Los Angeles County, CA 91301	ARHC MBAGHCA01, LLC, a Delaware limited liability company	$33,631,490	$19,167,000
Allegro Tarpon Springs	1755 East Lake Road South, Tarpon Springs, Pinellas County, FL 34688	ARHC ALTSPFL01, LLC, a Delaware limited liability company	$18,390,000	$7,350,000
The Estate at Hyde Park	2301 West Palm Drive, Tampa, Hillsborough County, FL 33629	ARHC HBTPAFL01, LLC, a Delaware limited liability company	$29,850,000	$20,116,000
Addington Place of Johns Creek	5050 Kimball Bridge Road, Johns Creek, Fulton County, GA 30005	ARHC JCCRKGA01, LLC, a Delaware limited liability company	$17,430,000	$10,139,000
Prairie Hills at Cedar Rapids	2903 F Avenue NW, Cedar Rapids, Linn County, IA 52405	ARHC PHCRPIA01, LLC, a Delaware limited liability company	$12,630,000	$8,014,000
Autumn Ridge of Clarkston	5700 Water Tower Place, Clarkston, Oakland County, MI 48346	ARHC ARCLRMI01, LLC, a Delaware limited liability company	$25,660,000	$19,245,000

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement	5
HTI/KeyBank (Addition of 6)